Ameristock Mutual Fund, Inc.
                         1480 I Moraga Rd. #200
                           Moraga, CA  94556
                             April 18, 1997

Via EDGAR
- ---------

Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: The Ameristock Mutual Fund, Inc. (the Fund);
    Registration Nos.: 033-98276; 811-09090

Gentlemen:

On behalf of the Fund and pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940, as amended, we hereby file a Quarterly Report to shareholders for the period ended March 31, 1997.

If you have any questions concerning this filing, please do not hesitate to contact me.

Very Truly Yours,

/s/Nicholas Gerber
Nicholas Gerber
Ameristock Corporation
Director


Encl.



<P>


THE AMERISTOCK MUTUAL FUND
QUARTERLY LETTER - MARCH 1996
1480 I Moraga Rd. #200
Moraga, CA  94556

April 08, 1997


Dear Ameristock Shareholder,

Markets can and do fluctuate. New highs, new lows, and increased volatility were all forecast for 1997 in the last mailing. Little did we know that the 1997 forecast would all occur in the first quarter.
Be prepared for more of the same as the year progresses.

Ameristock's ending NAV for the first quarter of 1997 was $21.93, up 3.54% vs. 2.68% for the S&P500. The average fund investing in diversified U.S. stocks lost 1.68% for the first quarter. Ameristock's high for the first quarter was $23.76 and the low was $21.15. The $2.61 difference between NAV high and low represented about a 12% fluctuation. This fluctuation is representative of the increased volatility we anticipate for 1997.

The BIG news is that your account value and trades with Ameristock are now on the Internet! Just point your browser to http://www.ameristock.com and click on the "Look up Your Account Value and Activity" link. From there just type in your account number and new password (see the enclosed statement for your password), hit OK and there you are; web connected to your account any time, any place.

Also enclosed is an article I wrote for Mutual Fund Magazine. It's about why funds should disclose their holdings more often. Hope you like it.

Thank you for investing in the Ameristock Mutual Fund and staying with us during this volatile period. Please tell your friends about Ameristock.

Sincerely,



Nicholas D. Gerber, Portfolio Manager



PS-  Call if you would like to change you password.